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                                                                  Exhibit 10.1.2

                                 METABOLIX INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


     Metabolix Inc., a Massachusetts corporation (the "Company"), hereby grants as of [Grant Date] to [FIRSTNAME] [LASTNAME] (the "Optionee"), an option to purchase a maximum of [SHARES] shares (the "Option Shares") of its Common Stock, $.01 par value ("Common Stock"), at the price of [PRICE] per share, on the following terms and conditions:

     1. GRANT UNDER THE 1995 STOCK PLAN OF METABOLIX INC. This option is granted pursuant to and is governed by the 1995 Stock Plan of Metabolix Inc. (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date.

     2. GRANT AS NON-QUALIFIED OPTION; OTHER OPTIONS. This option shall be treated for federal income tax purposes as a Non-Qualified Option (rather than an incentive stock option). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

     3. VESTING OF OPTION IF BUSINESS RELATIONSHIP CONTINUES. If the Optionee has continued to serve the Company or any Related Corporation in the capacity of an advisor or consultant (such service is described herein as maintaining or being involved in a "Business Relationship with the Company") on the following dates, this option shall vest, and thus become exercisable, in accordance with the following schedule:

                                                 PERCENTAGE OF THIS OPTION
     DATE OF VESTING                             WHICH WILL BECOME EXERCISABLE
     ---------------                             -----------------------------
     Less than one year from                     -           0%
     [Vesting Date]

     One year from [Vesting Date]                -    an additional 25%

     Two years from [Vesting Date]               -    an additional 25%

     Three years from [Vesting Date]             -    an additional 25%

     Four years from [Vesting Date]              -    an additional 25%

The foregoing rights are cumulative and, while the Optionee continues to maintain a Business Relationship with the Company or any Related Corporation, may be exercised up to and including the date which is ten years from the date this option is granted.

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                                       -2-

     4. TERMINATION OF BUSINESS RELATIONSHIP.

          (a) GENERAL: If the Optionee's Business Relationship with the Company and all Related Corporations is terminated for any reason, including by reason of death or disability, no further installments of this option shall become exercisable. Any option that is exercisable prior to such termination shall remain exercisable until the scheduled expiration date.

          (b) TERMINATION FOR CAUSE. Notwithstanding anything to the contrary herein, if the Optionee's Business Relationship is terminated by the Company without Cause, an additional number of option shall become exercisable as is equal to 25% of the number of then unvested options. For the purposes herein, "CAUSE" shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Optionee, after notice thereof, to render services to the Company in accordance with the terms or requirements of his Business Relationship; (ii) disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (iii) deliberate disregard of the rules or policies of the Company, or breach of an advisors, consulting, employment or other agreement with the Company, which results in direct or indirect loss, damage or injury to the Company; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; or (v) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company.

     5. DEATH; DISABILITY; DISSOLUTION.

          (a) DEATH: If the Optionee is a natural person who dies while involved in a Business Relationship with the Company, this option may be exercised, to the extent otherwise exercisable on the date of his or her death, by the Optionee's estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 10 at any time before the scheduled expiration date.

          (b) DISABILITY: If Optionee's Business Relationship with the Company is terminated by reason of his disability (as defined in the Plan), this option may be exercised, to the extent otherwise exercisable on the date the Business Relationship was terminated at any time before the scheduled expiration date.

          (c) EFFECT OF TERMINATION: This option shall terminate on the expiration date and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

     6. PARTIAL EXERCISE. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and cash in lieu of a fractional share must be paid, in accordance with Paragraph 13(G) of the Plan, to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

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                                       -3-

     7. PAYMENT OF PRICE. The option price is payable in United States dollars and may be paid:

          (a) in cash or by check, or any combination of the foregoing, equal in amount to the option price; or

          (b) in the discretion of the Company's Board of Directors, in cash, by check, by delivery of shares of the Company's Common Stock having a fair market value (as determined by the Board of Directors) equal as of the date of exercise to the option price, or by any combination of the foregoing, equal in amount to the option price.

     Notwithstanding the foregoing, the Optionee may not pay any part of the exercise price hereof by transferring Common Stock to the Company if such Company's Common Stock is both subject to a substantial risk of forfeiture and not transferable within the meaning of Section 83 of the Code.

     8. RESTRICTIONS ON TRANSFER. Option Shares may not be transferred without the Company's written consent except by will, by the laws of descent and distribution, or in accordance with the provisions of Sections 16 and 17, if applicable. Option Shares will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act of 1933, as amended. Accordingly, such shares must be sold in compliance with the registration requirements of such Act or an exemption therefrom.

     9. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares (as provided in Section 7 hereof), and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

     10. OPTION NOT TRANSFERABLE. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee's lifetime, only the Optionee can exercise this option.

     11. NO OBLIGATION TO EXERCISE OPTION. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.


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                                       -4-

     12. NO OBLIGATION TO CONTINUE BUSINESS RELATIONSHIP. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company or any Related Corporation to continue to maintain a Business Relationship with the Optionee.

     13. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. The Optionee shall have no rights as a stockholder with respect to the Option Shares until such time as the Optionee has exercised this option by delivering a notice of exercise and has paid in full the purchase price for the number of shares for which this option is to be so exercised in accordance with Section 9. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

     14. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

     15. WITHHOLDING TAXES. If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Optionee hereby agrees that the Company or any Related Corporation may withhold from the Optionee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company or Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company or Related Corporation does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company or Related Corporation, the Optionee will make reimbursement on demand, in cash, for the amount under withheld.

     16. COMPANY'S RIGHT OF FIRST REFUSAL.

          (a) EXERCISE OF RIGHT: If the Optionee or his or her legal representative (the "Transferor") desires to transfer all or any part of the Option Shares to any person other than the Company (an "Offeror"), the Transferor shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Optionee's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the bona fide offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within 30 days after receipt of the Option Notice, a written counter-notice to the Transferor. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company, such Company Option Shares at the price and terms


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                                       -5-

indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.

          (b) SALE OF OPTION SHARES TO OFFEROR: The Transferor may, for 60 days after the expiration of the 30-day period during which the Company may give the counter-notice, sell, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; PROVIDED, HOWEVER, that the Transferor shall not sell such Company Option Shares to the Offeror if the Offeror is a competitor of the Company and the Company gives written notice to the Transferor, within 30 days of its receipt of the Option Notice, stating that the Transferor shall not sell such Company Option Shares to such Offeror; and PROVIDED, FURTHER, that prior to the sale of such Company Option Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions set forth in this Section 16. If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this
Section 16.

          (c) ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE: If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 16 shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Company Option Shares.

          (d) FAILURE TO DELIVER COMPANY OPTION SHARES: If the Transferor fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this
Section 16, the Company shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Transferor, whereupon such Company Option Shares shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Transferor. All monies deposited with the bank or trust company remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Transferor shall thereafter look only to the Company for payment. The Company may place a legend on any stock certificate delivered to the Transferor reflecting the restrictions on transfer provided in Section 8 hereof and this
Section 16.

          (e) EXPIRATION OF COMPANY'S RIGHT OF FIRST REFUSAL: The first refusal rights of the Company set forth above shall remain in effect until such time, if ever, as a distribution to the public is made of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, or a successor statute, at which time the first refusal rights of the Company set forth herein will automatically expire.

     17. COMPANY'S RIGHT OF REPURCHASE.

          (a) RIGHT OF REPURCHASE. The Company shall have the right (the "Repurchase Right") to repurchase from the holder of this option all of the Option Shares then


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                                       -6-

owned by such holder, upon the occurrence of any of the events specified in
Section 17(b) below (a "Repurchase Event"). The Repurchase Right may be exercised by the Company within 60 days following the later of the date of the exercise of this option or the date the Company receives actual knowledge of such event (the "Repurchase Period"). The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount equal to the greater of the option price or the fair market value of the shares. The Company may assign the Repurchase Right to one or more persons. Upon timely exercise of the Repurchase Right in the manner provided in this Section 17(a), the holder shall deliver to the Company the stock certificate or certificates representing the shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

     If shares are not purchased under the Repurchase Right, the Optionee and his or her successor in interest, if any, will hold any such shares in his or her possession subject to all of the provisions of this Agreement.

          (b) COMPANY'S RIGHT TO EXERCISE REPURCHASE RIGHT: The Company shall have the Repurchase Right in the event that any of the following events shall occur:

               (i) The termination of the Optionee's Business Relationship with the Company, voluntarily or involuntarily, for any reason whatsoever including death or permanent disability;

               (ii) The receivership, bankruptcy or other creditor's proceeding regarding the Optionee or the taking of any of the Optionee's shares acquired upon exercise of this option by legal process, such as a levy of execution;

               (iii) Distribution of shares held by the Optionee to his or her spouse as such spouse's joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company;

          (c) DETERMINATION OF FAIR MARKET VALUE: The fair market value of the Option Shares shall be, for purposes of this Section 17, determined in accordance with Section 6D of the Plan as of the date of the Repurchase Event. The determination by the Board of Directors of the fair market value shall be conclusive and binding.

          (d) EXPIRATION OF COMPANY'S REPURCHASE RIGHT: The Repurchase Right shall remain in effect until such time, if ever, as (i) such shares are transferred in accordance with Section 16 hereof or the Company's written consent or (ii) a distribution to the public is made of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, or any successor statute.

     18. PROVISION OF DOCUMENTATION TO OPTIONEE. By signing this Agreement the Optionee acknowledges receipt of a copy of this Agreement and a copy of the Plan.


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                                       -7-
     19. MISCELLANEOUS.

          (a) NOTICES: All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below. The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

          (b) ENTIRE AGREEMENT; MODIFICATION: This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

          (c) SEVERABILITY: The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

          (d) SUCCESSORS AND ASSIGNS: This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

          (E) GOVERNING LAW: This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof. The preceding choice of law provision shall apply to all claims, under any theory whatsoever, arising out of the relationship of the parties contemplated herein.

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                                       -8-

     IN WITNESS WHEREOF, the Company and the Optionee have caused this instrument to be executed as of the date first above written.


                                         METABOLIX INC.
---------------------------------        303 Third Street
Optionee                                 Cambridge, MA 02142-1196


[FIRSTNAME] [LASTNAME]                  By:
---------------------------------          -------------------------------------
Print Name of Optionee                     James J. Barber
                                           President and Chief Executive Officer
---------------------------------
Street Address

---------------------------------
City     State           Zip Code